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                                                                   Exhibit 10.97


                            ASSIGNMENT OF PROMISSORY NOTE
                            -----------------------------



          FOR VALUE RECEIVED DIHC FINANCE CORPORATION ("Assignor"), a Georgia corporation having an office at 200 Galleria Parkway, N.W., Suite 2000, Atlanta, Georgia 30339, has this day granted, bargained, sold, assigned, transferred and set over unto CORNERSTONE PROPERTIES INC., a Nevada corporation, having an office at 125 East 56th Street, New York, New York ("Assignee"), all of Assignor's right, title and interest in and to that certain promissory note more particularly described on Schedule A annexed hereto and made a part hereof (such note, as the same may have been amended or modified, are hereinafter the "Note"), and all other recorded and unrecorded documents, instruments and agreements, if any, delivered to Assignor in connection with the loan (the "Loan") evidenced by the Note (such documents, instruments, agreement, together with the Note and Security Agreement, is hereinafter the "Loan Documents").

          TO HAVE AND TO HOLD the Loan Documents unto the Assignee and to the successors, legal representatives and assigns of the Assignee forever from and after the date hereof.

          AND Assignor represents and warrants that as of the date hereof there is due and owing in respect of the Loan the outstanding principal amount set forth on Schedule A attached hereto.

          IN WITNESS WHEREOF, Assignor has duly executed this Assignment as of the 27th day of October, 1997.

                                             DIHC FINANCE CORPORATION



                                             By: /s/ John S. Moody
                                                 -------------------------------
                                                  Name:  John S. Moody
                                                  Title: President


                                             By: /s/ Thomas P. Loftus
                                                 -------------------------------
                                                  Name:  Thomas P. Loftus
                                                  Title: Secretary


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COUNTY OF NEW YORK  )
                    )SS:
STATE OF NEW YORK   )

          BEFORE ME THE UNDERSIGNED AUTHORITY PERSONALLY APPEARED ON THIS DAY JOHN S. MOODY AND THOMAS P. LOFTUS, TO ME PERSONALLY KNOWN, WHO BEING BY ME DULY SWORN DID DEPOSE AND SAY THAT THEY ARE THE PRESIDENT AND SECRETARY OF DIHC FINANCE CORPORATION, THE CORPORATION DESCRIBED INT AND WHICH EXECUTED THE FOREGOING INSTRUMENT; THAT HE ACKNOWLEDGED EXECUTION OF SAID INSTRUMENT TO BE THE VOLUNTARY ACT AND DEED OF SAID CORPORATION BY ORDER OF THE BOARD OF DIRECTORS OF SAID CORPORATION.

          WITNESS MY HAND AND OFFICIAL SEAL THIS 27TH DAY OF OCTOBER, 1997.


                                               /S/ PATTI A. OLSON
                                             -----------------------------------
                                             NOTARY PUBLIC

                                             PATTI A. OLSON
                                             NOTARY PUBLIC
                                             STATE OF NEW YORK
                                             NO. 4738281
                                             QUALIFIED IN DUCHESS COUNTY


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                                     SCHEDULE A

                                      (NOTES)

1.PROMISSORY NOTE DATED AS OF AUGUST 15, 1997 IN THE ORIGINAL PRINCIPAL AMOUNT OF $38,900,000 MADE BY MARKET SQUARE DEVELOPMENT INVESTORS IN FAVOR OF DIHC FINANCE CORPORATION.